Exhibit 99.1

Emerald Announces Date for Fourth Quarter and Full Year 2024 Financial Results Conference Call; Declares Quarterly Dividend

NEW YORK - February 26, 2025 - Emerald Holding, Inc. (NYSE: EEX) (“Emerald” or the “Company”), today announced that it will release its financial results for the fourth quarter and full year 2024 before the market open on Friday, March 14, 2025. The Company will hold a conference call to discuss the results at 8:30am ET on the same day.

The conference call can be accessed by dialing 1-800-715-9871 (domestic) or 1-646-307-1963 (international). A telephonic replay will be available beginning at 11:30am ET by dialing 1-800-770-2030, or for international callers, 1-647-362-9199. The passcode for the replay is 2638215. The replay will be available until 11:59pm ET on March 21, 2025.

Interested investors and other parties can access the webcast of the live conference call by visiting the Investors section of Emerald’s website at https://investor.emeraldx.com. An online replay will be available on the same website immediately following the call.

In addition, on February 25, 2025, Emerald’s Board of Directors declared a dividend for the quarter ending March 31, 2025, of $0.015 per share payable on March 20, 2025 to holders of Emerald’s common stock as of March 10, 2025.

About Emerald

Emerald Holding, Inc. (NYSE: EEX) is the largest U.S.-based B2B event organizer, empowering businesses year-round by expanding meaningful connections, developing influential content, and delivering powerful commerce-driven solutions. As the owner and operator of a curated portfolio of B2B events spanning trade shows, conferences, B2C showcases and a scaled hosted buyer platform, Emerald also delivers dynamic solutions across leading industries through its robust content and e-commerce marketplace. Emerald is a trusted partner for its thousands of customers, predominantly small and medium-sized businesses, playing a pivotal role in driving ongoing commerce through streamlined buying, selling, and networking opportunities. Powered by an experienced team, Emerald is fostering impactful engagement and delivering unparalleled market access with a commitment to driving business growth 365 days a year. For more: http://www.emeraldx.com

Forward-Looking Statements

The information set forth in this release contains certain forward-looking statements regarding the Company and its subsidiaries, including, without limitation, statements regarding the Company’s ability to continue staging live events and scale its business beyond pre-COVID levels; statements about general economic conditions, or more specifically about the markets in which the Company operates, and the Company’s expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance; the multiple avenues to return to organic growth; expectations regarding interest rates and economic conditions; the Company’s ability to successfully identify and acquire acquisition targets; and the Company’s intention to continue to pay regular quarterly dividends, among others. In particular, the declaration, timing and amount of any future dividends will be subject to the discretion and approval of the Company’s Board of Directors and will depend on a number of factors. The forward-looking statements contained herein are based on management’s current expectations as well as estimates and assumptions prepared by management as of the date hereof, and although they are believed to be reasonable, they are inherently uncertain and not guaranteed. These statements involve risks and uncertainties outside of the Company’s control that may cause actual results, performance, or achievements to differ materially, and there can be no assurance that the forward-looking statements included herein will prove to be accurate. In addition, even if the Company’s results of operations, financial condition and liquidity, and events in the industry in which it operates, are consistent with the forward-looking statements contained herein, they may not be predictive of results or developments in future periods. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Forward looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe, “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. For factors that could cause actual results to differ materially from the forward-looking statements included herein, please see the risks and uncertainties identified under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed annual report on Form 10-K for the year ended December 31, 2023, which is available on the Company’s Investor Relations website at investor.emeraldx.com and on the SEC’s EDGAR website at www.sec.gov. The Company disclaims any obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise. Past results are not indicative of future performance.

Emerald Holding, Inc.
Investor Relations
investor.relations@emeraldx.com
1-866-339-4688 (866EEXINVT)

Source: Emerald Holding, Inc.